SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                            -------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


                      Date of Report
                      (Date of earliest
                      event reported):      April 30, 1999


                               FCB Financial Corp.
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




        Wisconsin                    0-22066                    39-1760287
   --------------------        ---------------------        --------------------
     (State or other              (Commission File              (IRS Employer
     jurisdiction of                  Number)                Identification No.)
      incorporation)

               420 South Koeller Street, Oshkosh, Wisconsin 54902
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           (Address of principal executive offices including zip code)
                                 (920) 303-4900
                       ----------------------------------
                         (Registrant's telephone number)

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Item 5.           Other Events.

       On April 30, 1999, FCB Financial Corp. announced its financial results for the fiscal year ended March 31, 1999. The press release relating to the earnings announcement is attached as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference.


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Item 7.           Financial Statements and Exhibits.

       (a) Financial Statement of businesses acquired.

           Not applicable

       (b) Pro forma financial information.

           Not applicable

       (c) Exhibits.


       Exhibit No.        Description
       -----------        -----------
          99              Press Release, dated April 30, 1999



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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    FCB FINANCIAL CORP.

Date:         April 30, 1999        By:   /s/ James J. Rothenbach
                                          -----------------------
                                          James J. Rothenbach
                                          President and Chief Executive Officer



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



                                  EXHIBIT INDEX

Exhibit No.        Description
-----------        -----------
99                 Press Release, dated April 30, 1999










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